UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 16, 2006

JONES APPAREL GROUP, INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
250 Rittenhouse Circle Bristol, PA 19007 (Address of principal executive offices)
(215) 785-4000 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Jones Apparel Group, Inc. ("Jones") is furnishing herewith, as Exhibit 99.1, the transcript of a conference call held on August 16, 2006 to discuss the announcement disclosed under Item 8.01 below.

Item 8.01  Other Events.

On August 16, 2006, Jones announced that it had concluded its formal sale process and had made the decision not to pursue a sale of the Company. Jones issued a press release on August 16, 2006, which is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Transcript of August 16, 2006 conference call.
99.2	Press Release of the Registrant dated August 16, 2006.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES APPAREL GROUP, INC. (Registrant) By: /s/ Efthimios P. Sotos Efthimios P. Sotos Chief Financial Officer

 Date: August 17, 2006

Exhibit Index

Exhibit No.	Description
99.1	Transcript of August 16, 2006 conference call.
99.2	Press Release of the Registrant dated August 16, 2006.

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